Exhibit 10.19

AB, BC, NS, ON and SK

FORM OF SUBSCRIPTION AGREEMENT FOR UNITS

TO:                 Red Mile Entertainment, Inc.  (the “Corporation”)

AND TO:                      J.F. Mackie & Company Ltd. (the “Agent”)

The undersigned (hereinafter referred to as the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of units in the capital of the Corporation ("Units") set forth below for the aggregate subscription price set forth below (the "Aggregate Subscription Price"), representing a subscription price of USD$2.50 per Unit, upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription for Units of Red Mile Entertainment Inc." attached hereto (together with this face page and Schedules, if applicable, the "Subscription Agreement").  Each Unit consists of one common share of the Corporation ("Common Share") and 0.2 of one special warrant.  Each whole special warrant ("SpecialWarrant") entitles the holder thereof to acquire, for no additional consideration, one additional Common Share, subject to adjustments, in the event that a Liquidity Transaction (as defined herein) is not unconditionally closed prior to the date which is eight months following the Closing Date. In addition to this face page, the Subscriber must also complete the Schedules attached hereto, if applicable.

Subscriber's Particulars:

(Name of Subscriber - please print)

By:
(Authorized Signature)

(Official Capacity or Title if Subscriber is a Corporation - please print)

(Name of Signatory - please print name of individual whose signature appears above if different than name of Subscriber)

(Subscriber’s Address - including postal code)

(Telephone Number)                                                   (Email Address)

Number of Units:

Aggregate Subscription Amount (USD$):

If the Subscriber is signing as agent for a principal and is not deemed to be purchasing as principal under NI 45-106 (as defined herein), by virtue of being either: (i) a trust company or trust corporation acting on behalf of a fully managed account managed by the trust company or trust corporation; or (ii) a person acting on behalf of a fully managed account managed by it, and in each such case satisfying the criteria set forth in NI 45-106, complete the following and ensure the applicable Schedule is completed in respect of such principal (a “Disclosed Beneficial Purchaser”):

(Name of Disclosed Beneficial Purchaser)

(Disclosed Beneficial Purchaser’s Address)

(Disclosed Beneficial Principal’s Telephone Number)

Register the Common Shares and Special Warrants as follows: (Complete if different from Subscriber's particulars) (Name) (Account reference, if applicable) (Address, including postal code)
Deliver the Common Shares and Special Warrants as follows:
(Complete if different from registration instructions)

(Name)

(Account reference, if applicable)

(Contact Name)

(Address, including postal code)

(Telephone Number)

ACCEPTANCE: The Corporation hereby accepts the above subscription on the terms and conditions contained in this Subscription Agreement and the Corporation represents, warrants and covenants to the Subscriber that the representations, warranties and covenants made by the Corporation to the Agent in the Agency Agreement (as defined herein) are true and correct as of the Closing Date (as defined herein) (save and except as waived by the Agent) and that the Subscriber is entitled to rely thereon as though the Subscriber were a party thereto.

RED MILE ENTERTAINMENT, INC.	_________________, 2007

Per:
Authorized Signing Officer

This is the first page of an agreement comprised of 13 pages (excluding schedules).

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
UNITS OF RED MILE ENTERTAINMENT, INC.

Interpretation

1.	In this Subscription Agreement, including the schedules and exhibits attached hereto:

“Agency Agreement” means an agency agreement to be entered into on or before the Closing Date between the Corporation and the Agent;

“Aggregate Subscription Amount” means the amount equal to USD$2.50 multiplied by the number of Units subscribed and paid for pursuant to this Subscription Agreement;

“business day” means any day, other than a Saturday or a Sunday, that the branches of the Royal Bank of Canada are open for the normal conduct of business in Calgary, Alberta;

"Canadian Selling Jurisdictions" means any of Alberta, British Columbia, Nova Scotia, Ontario or Saskatchewan;

“Closing” means the completion of the issue and sale by the Corporation and the purchase by the Subscribers of the Units pursuant to Subscription Agreements completed by Subscribers;

“Closing Date” shall have the meaning ascribed thereto in Section 9 hereof;

“Closing Time” shall have the meaning ascribed there to in Section 9 hereof;

“Common Share” means a common share in the capital of the Corporation;

"Liquidity Transaction" means any of:

(i)
the Common Shares being listed on the TSX Venture Exchange, the Toronto Stock Exchange, or any other exchange (a "Recognized Exchange") acceptable to the Agent and the Corporation becoming a "reporting issuer" (as defined in applicable securities legislation) in at least one of the Canadian Selling Jurisdictions;

(ii)
all of the issued and outstanding Common Shares having been sold, transferred or exchanged pursuant to an amalgamation, plan of arrangement or other business combination, for cash or securities ("Free Trading Securities") that are listed on a Recognized Exchange and that are not subject to any restricted period or hold period under applicable securities laws in Canada (other than in respect of resales by control persons);

(iii)
the sale by the Corporation of all or substantially all of its assets for cash or Free Trading Securities and the subsequent distribution of all of such consideration to all of the Corporation's shareholders (including all Subscribers pursuant to the Offering), on a pro-rata basis;

(iv)
the acceptance of a takeover bid or an issuer bid, made to all holders of Common Shares for proceeds consisting of cash or Free Trading Securities, by holders of Common Shares: (A) who hold not less than 66 2/3% of the outstanding Common Shares; and (B) who hold not less than 66 2/3% of the outstanding Special Warrants; or

(v)
any combination of the events or circumstances described in subsections (i), (ii), (iii) or (iv) above, such that all of the Common Shares shall be subject to one or more of subsections (i), (ii), (iii) or (iv) above.

"Minimum Subscription Amount" has the meaning as defined in Subsection 3(a) below;

“Offering” has the meaning as defined in Subsection 3(a) below;

“Underlying Security” means one (1) Common Share and 0.2 of a Special Warrant comprising a Unit and one (1) Common Share to be issued upon the exercise of each whole Special Warrant, and “Underlying Securities” means any multiple of them;

“United States” means the United States of America, its territories, any state of the United States and the District of Columbia; and

Words importing the singular include the plural and vice versa and words importing gender include all genders.

Terms of the Offering

2.
The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser) that this subscription is subject to rejection or allotment by the Corporation in whole or in part and is effective only upon acceptance by the Corporation pursuant to the terms and conditions of this Subscription Agreement.

3.	The Subscriber further acknowledges that:

(a)
the Units subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of a minimum of 2,000,000 Units (the "Minimum Subscription Amount") and a maximum of 4,000,000 Units at an issue price of USD$2.50 per Unit (the "Offering");

(b)
in the event that the Corporation achieves the Minimum Subscription Amount, any funds invested by the Subscriber will be available to the Corporation and will be paid to the Corporation on the Closing Date and need not be refunded to the Subscriber except as otherwise expressly set out in this Subscription Agreement;

(c)	in the event that the Corporation fails to achieve the Minimum Subscription Amount, any funds received by the Agent shall be promptly returned to the Subscriber without interest or deduction;

(d)
in the event the Corporation rejects this Subscription Agreement in whole or in part, the subscription proceeds provided to the Agent, or that portion of such subscription proceeds not allocated to the purchase of Units, will be promptly returned to the Subscriber, without interest or deduction; and

(e)
the Subscriber acknowledges and agrees that so long as the Corporation has achieved the Minimum Subscription Amount, the Corporation may close the Offering in one or more closings in its sole discretion, either before or after the Closing Date.

4.
The Subscriber acknowledges that it has been independently advised and is fully aware that the Units are being offered hereunder in reliance upon certain exemptions from the prospectus requirements in the Canadian Selling Jurisdictions and the Underlying Securities will be subject to restrictions on resale until such time as:

(a)	the applicable hold period has expired;

(b)	a further exemption may be relied upon by the Subscriber; or

(c)	an appropriate discretionary order is obtained pursuant to applicable securities legislation.

Terms of the Special Warrants

5.
Each whole Special Warrant shall entitle the holder to acquire, for no additional consideration, one additional Common Share, subject to normal course adjustments, in the event that a Liquidity Transaction is not unconditionally closed prior to the date which is eight months following the Closing Date. The Corporation will use its commercially reasonable efforts to undertake a Liquidity Transaction on or before the day that is three (3) months from the Closing Date and unconditionally close prior to the day that is eight (8) months following the Closing Date.

The Special Warrants are to be duly and validly created and issued pursuant to the terms of a special warrant indenture (the "Special Warrant Indenture"). The Special Warrant Indenture will contain, among other things, provisions for the appropriate adjustment in the class, kind and number of Special Warrants, upon the occurrence of certain events, including any subdivision, consolidation or reclassification of shares or payments of stock dividends or the amalgamation of the Corporation.  Any description of the Special Warrants set forth in this Subscription Agreement is a summary only and is subject to the detailed provisions to be set forth in the Special Warrant Indenture (including the certificate(s) representing the Special Warrants) which are to be in such form and contain such terms as will be approved by the Agents and its counsel and by the Corporation and its counsel.

Representations, Warranties and Covenants by the Subscriber

6.	The Subscriber represents, warrants and covenants to the Corporation and the Agent (and acknowledges that the Corporation, the Agent and their respective counsel are relying thereon) that:

(a)
the Subscriber has been independently advised as to the restrictions with respect to trading in the Units and the Underlying Securities imposed by applicable securities legislation in the jurisdiction in which it resides, it confirms that no representation has been made to it by or on behalf of the Corporation or the Agent with respect thereto, it acknowledges that it is aware of the characteristics of the Units and the Underlying Securities, the risks relating to an investment therein, that there is no market available to the Subscriber for the Units or the Underlying Securities, that the Corporation is not a "reporting issuer" (or the equivalent thereof) in any Canadian jurisdiction, that the Underlying Securities are subject to an indefinite "hold period" under applicable securities legislation and that it will not be able to resell the Underlying Securities until the expiration of the applicable "hold period" (which period will not commence until the Corporation has become a "reporting issuer" in a jurisdiction in Canada (which it has no obligation to become)) except in accordance with limited exemptions under applicable securities legislation and regulatory policy and in compliance with the other requirements of applicable laws and it agrees that any certificates representing the Underlying Securities will bear a legend indicating that the resale of such securities is restricted.  The Subscriber further acknowledges that it should consult its own legal counsel in its jurisdiction of residence for full particulars of applicable resale restrictions and that it is the Subscriber's responsibility to comply with such restrictions before selling the Underlying Securities; and

(b)
the Subscriber has not become aware of and it has not purchased the Units as a result of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television, or telecommunications or other form of advertisement (including electronic display) with respect to the Corporation, the distribution of the Units or the Offering; and

(c)
unless purchasing under subsection 6(d) below, the Subscriber is or is deemed to be, pursuant to National Instrument 45-106 – Prospectus and Registration Exemptions ("NI 45-106") promulgated under the securities legislation of the Canadian Selling Jurisdictions, purchasing the Units as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Units or the Underlying Securities, it is resident in, or otherwise subject to the applicable securities legislation of, the jurisdiction set out as the "Subscriber's Address" on the initial page hereof and it fully complies with one or more of the criteria set forth below:

(i)
the Subscriber is resident in or otherwise subject to the applicable securities legislation of Alberta, British Columbia, Nova Scotia, Ontario or Saskatchewan, and it is an "accredited investor" as such term is defined in NI 45-106, it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of accredited investor in NI 45-106 (which is reproduced in Appendix "A" to Schedule 1), and it has concurrently executed and delivered a Representation Letter in the form attached as Schedule 1 to this Subscription Agreement and has initialled or placed a check mark in Appendix "A" thereto indicating that the Subscriber satisfies one of the categories of "accredited investor" set forth in such definition; or

(ii)
the Subscriber is resident in or otherwise subject to the applicable securities legislation of Alberta, British Columbia, Nova Scotia or Saskatchewan and it is one of the following and has so indicated by initialling the applicable paragraph:

A. a "director", "executive officer" or "control person" of the Corporation, or of an "affiliate" of the Corporation (within the meaning of these expressions as used in NI 45-106); or
B. a "spouse" (within the meaning of that expression as used in NI 45-106), parent, grandparent, brother, sister or child of any person referred to in subparagraph A above; or
C. a parent, grandparent, brother, sister or child of the spouse of any person referred to in subparagraph A above; or

D.  a "close personal friend" (within the meaning of that expression as used in NI 45-106) of any person referred to in subparagraph A above and it has concurrently executed and delivered a signed statement describing any such person and the nature of the relationship with such person in the form attached as Schedule 2 to this Subscription Agreement.  For the purposes of this subparagraph D, "close personal friend" means that you have known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual; or

E.  a "close business associate" (within the meaning of that expression as used in NI 45-106) of any person referred to in subparagraph A above and it has concurrently executed and delivered a signed statement describing any of such persons and the nature of the relationship with such person in the form attached as Schedule 2 to this Subscription Agreement.  For the purposes of this subparagraph E "close business associate" means that you have had sufficient prior business dealings with such individual (where such relationship is direct and extends beyond solely being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual; or

F.  a "founder" (within the meaning of that expression as used in NI 45-106), of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation and, if it is a close personal friend or close business associate of a founder of the Corporation, it has concurrently executed and delivered a signed statement describing any such person and the nature of the relationship with such person in the form attached as Schedule 2 to this Subscription Agreement; or

G. a parent, grandparent, brother, sister or child of a spouse of a founder of the Corporation; or

H.  a "person" (within the meaning of that expression as used in NI 45-106) of which a majority of the voting securities are beneficially owned by, or a majority of directors are, persons or companies described in subparagraphs A through G above and, if it is a close personal friend or close business associate of such person or company, it has concurrently executed and delivered a signed statement describing any such person and the nature of the relationship with such person in the form attached as Schedule 2 to this Subscription Agreement; or

I.  a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subparagraphs A through G above and, if it is a close personal friend or close business associate of such person or company, it has concurrently executed and delivered a signed statement describing any such person and the nature of the relationship with such person in the form attached as Schedule 2 to this Subscription Agreement;

provided that if the Subscriber is resident in, or otherwise subject to the applicable securities legislation of Saskatchewan, and is relying on the exemptions contained in: (i) 6(c)(ii)D or 6(c)(ii)E; (ii) 6(c)(ii)F based on its relationship as a close personal friend or close business associate of a founder of the Corporation; or (iii) 6(c)(ii)H or 6(c)(ii)I; and the trade is based in whole or in part on a close personal friendship or close business association, the Subscriber must execute and deliver a signed Risk Acknowledgement Form in the form attached to this Subscription Agreement as Schedule 3 and provided that no commission or finder's fee may be paid to any director, officer, founder or control person of the Corporation or an affiliate of the Corporation in connection with the trade; or

(iii)	the Subscriber is resident in or otherwise subject to the applicable securities legislation of Ontario and it is one of the following and has so indicated by initialling the applicable paragraph:

A. a founder of the Corporation; or
B. an affiliate of a founder of the Corporation; or
C. a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Corporation; or
D. a person that is a control person of the Corporation; or
(iv)
the Subscriber is resident in or otherwise subject to applicable securities legislation of Alberta, British Columbia, Nova Scotia, Ontario or Saskatchewan and it is one of the following and has so indicated by initialling the applicable paragraph:

A. an employee, executive officer, director or "consultant" of the Corporation or of a "related entity" of the Corporation (within the meaning of these expressions as used in NI 45-106); or
B. a trustee, custodian or administrator acting on behalf, or for the benefit of, an individual referred to in subparagraph A above;
provided that its participation in the trade is voluntary, meaning it is not induced to participate in the trade by expectation of employment or continued employment with, appointment or continued appointment with, or engagement to provide services or continued engagement to provide services to, as applicable, the Corporation or a related entity of the Corporation;

(d)
if the Subscriber is not purchasing as principal, it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each Disclosed Beneficial Purchaser for whom it is acting, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to resale or distribution of all or any of the Units or the Underlying Securities, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each Disclosed Beneficial Purchaser of Units for whom it may be acting as agent, the Disclosed Beneficial Purchaser is resident in or otherwise subject to the securities laws of the jurisdiction set forth as the "Disclosed Beneficial Purchaser's Address" on the first page hereof, it and each Disclosed Beneficial Purchaser is resident in or otherwise subject to the applicable securities legislation of Alberta, British Columbia, Nova Scotia, Ontario or Saskatchewan, it, or in the case of subsection 6(d)(ii), each Disclosed Beneficial Purchaser, is an "accredited investor" as such term is defined in NI 45-106, it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of accredited investor in NI 45-106 (which is reproduced in Appendix "A" to Schedule 1), and it, or in the case of subsection 6(d)(ii), each Disclosed Beneficial Purchaser, has concurrently executed and delivered a Representation Letter in the form attached as Schedule 1 to this Subscription Agreement and has initialled or placed a check mark in Appendix "A" thereto indicating that the Subscriber satisfies one of the categories of "accredited investor" set forth in such definition, and it is:

A.a trust company or trust corporation described in paragraph (p) of the definition of "accredited investor" as referred to in NI 45-106 (which is reproduced in Appendix "A" to Schedule 1), excluding a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada; or

B.a person or company described in paragraph (q) of the definition of "accredited investor" as referred to in NI 45-106 (which is reproduced in Appendix "A" to Schedule 1); and

(e)
if the Subscriber or any Disclosed Beneficial Purchaser for whom it is acting is resident in or otherwise subject to applicable securities legislation of any jurisdiction not referred to in subsection 6(c), it complies with the provisions of subsection 6(c)(i) (as though it were resident in Alberta) and the requirements of all applicable securities legislation in the jurisdiction of its residence and will provide such evidence of compliance with all such matters as the Corporation or the Agent or their respective counsel may request; and

(f)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units or the Underlying Securities; and

(ii)	there is no government or other insurance covering the Units or the Underlying Securities; and

(iii)
there are risks associated with the purchase of the Units and Underlying Securities, which securities represent a speculative investment that involves a risk of loss of the Subscriber's entire investment; and

(iv)
there are restrictions on the Subscriber's ability to resell the Underlying Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Underlying Securities; and

(v)
the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund its ongoing operations.  There is no assurance that such financings will be available and if available, on reasonable terms.  Any such future financings may have a dilutive effect on existing shareholders, including the Subscriber (if this subscription is accepted and the Underlying Securities are issued to the Subscriber).  If such future financings are not available, the Corporation may be unable to fund its ongoing operations and the lack of capital resources may result in the failure of the Corporation; and

(vi)
the Corporation has advised the Subscriber that the Corporation is relying on exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Alberta) and other applicable securities laws and, as a consequence of acquiring the Underlying Securities pursuant to such exemptions, certain protections, rights and remedies provided by the Securities Act (Alberta) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(vii)
the certificates evidencing the Underlying Securities that the Subscriber will receive will bear a legend indicating that such securities are subject to such restrictions on resale and neither the Corporation (nor any transfer agent of the Corporation) will register any transfers of such Underlying Securities not made in compliance with such restrictions on resale; and

(g)
the Subscriber is aware that the Units and the Underlying Securities have not been and will not be registered under the United States Securities Act of 1933, as amended ("U.S. Securities Act") or the securities laws of any state of the United States and that the Underlying Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act (or compliance with requirements of an exemption from registration) and the applicable laws of all applicable states; and

(h)
the Subscriber acknowledges and agrees that, until such time as the Underlying Securities have been registered for resale under the U.S. Securities Act and sold in accordance with an effective registration statement, certificates and other instruments representing the Underlying Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such securities):

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RED MILE ENTERTAINMENT, INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO RED MILE ENTERTAINMENT, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) INSIDE THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO RED MILE ENTERTAINMENT, INC."

(i)
the individual making the order to purchase the Units and executing and delivering this Subscription Agreement on behalf of the Subscriber was not in the United States when the order was placed and this Subscription Agreement was executed and delivered; and

(j)
the Subscriber is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Units on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person; and

(k)
the Subscriber undertakes and agrees that it will not offer or sell the Units or the Underlying Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Units or the Underlying Securities, except in accordance with applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

(l)
if the Subscriber is a corporation, partnership, unincorporated association or other entity, it has been duly incorporated or created, it is valid and subsisting under the laws of its jurisdiction of incorporation or creation, it has the legal capacity to enter into and be bound by this Subscription Agreement, the person executing this Subscription Agreement on behalf of the Subscriber has the necessary power and authority to do so and all necessary approvals in respect of its entering into this Subscription Agreement have been obtained; and

(m)	if the Subscriber is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto; and

(n)	this Subscription Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Subscriber; and

(o)
in the case of a subscription by it for the Units acting as agent for a Disclosed Beneficial Principal, the Subscriber is duly authorized to enter into, execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such Disclosed Beneficial Principal; and

(p)
the Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each Disclosed Beneficial Purchaser, is able to bear the economic risk of loss of its investment; and

(q)
the Subscriber has neither received nor been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, prospectus, sales or advertising literature, or any other document (other than financial statements, interim financial statements or any other document, the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to and review by prospective purchasers in order to assist it in making an investment decision in respect of the Units and that the decision to enter into this Subscription Agreement and to purchase the Units has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agent, except as expressly set out herein or in the Agency Agreement; and

(r)
the Subscriber has not relied upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agent except as set forth herein or in the Agency Agreement and agrees that the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of such representations by the Corporation and acknowledges that the Corporation's counsel and the Agent's counsel are acting as counsel to the Corporation and the Agent, respectively, and not as counsel to the Subscriber; and

(s)
the Subscriber understands that the Units are being offered for sale only on a "private placement" basis and that the sale and delivery of the Units is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or delivery of an offering memorandum in prescribed form or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum in prescribed form and, as a consequence: (i) it is restricted from using most of the civil remedies available under applicable securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under applicable securities legislation; and (iii) the Corporation is relieved from certain obligations that would otherwise apply under applicable securities legislation; and

(t)
the Subscriber is aware that there is no market and may never be a market for the Underlying Securities, and acknowledges and confirms that no verbal or written representation has been made to it with respect to the future value or price of the Underlying Securities, that any person will resell or repurchase the Underlying Securities, that any person will refund the purchase price of the Units or the Underlying Securities or that the Underlying Securities will be listed on any stock exchange or that application has been or will be made for such listing; and

(u)
if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Units or the Underlying Securities (and in any event, in the case of an "accredited investor" resident in or otherwise subject to the applicable securities legislation of Alberta, British Columbia, Nova Scotia, Ontario or Saskatchewan a Representation Letter in the form attached as Schedule 1); and

(v)
the Subscriber will not resell the Underlying Securities except in accordance with this Subscription Agreement and the provisions of any applicable securities legislation and stock exchange rules at the time of such resale; and

(w)
the Subscriber acknowledges that any representation or warranty in respect of the Corporation made by the Corporation or the Agent or any person acting on their behalf outside of the Agency Agreement is given or made without liability or responsibility and the Subscriber hereby releases the Agent and the Corporation and their respective directors, officers, employees, agents advisors and shareholders from any claims that may arise in respect of such statements; and

(x)	except as disclosed in writing to the Corporation, the Subscriber is not acting jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation; and

(y)
the acquisition of the Underlying Securities hereunder by the Subscriber will not result in the Subscriber becoming a "control person" of the Corporation, as defined under applicable securities laws; and

(z)
the entering into of this Subscription Agreement and all related agreements and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber's constating documents, or any agreement to which the Subscriber is a party or by which it is bound; and

(aa)
the Subscriber acknowledges that it has been advised to obtain independent legal, income tax and investment advice with respect to its subscription for the Units, and it has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber and the Offering for purposes of giving representations, warranties and covenants under this Subscription Agreement.

Additional Acknowledgements of the Subscriber

7.
The Subscriber acknowledges that: (a) the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the publicly available information of the Corporation or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed; and (b) the Agent has not engaged in any independent investigation or verification with respect to any of the information referred to in (a) above.

Closing

8.
The Subscriber acknowledges and accepts that the conditions precedent to the closing of this Offering are for its benefit and that the Agent may waive, in whole or in part, the completion or satisfaction of any of such conditions precedent on behalf of the Subscriber pursuant to section 13 hereof.  The Subscriber agrees to deliver to the Agent, not later than 5:00 p.m. (Calgary time) on the day that is two business days before the Closing Date: (a) this duly completed and executed Subscription Agreement; (b) all other documents contemplated herein, as contemplated by subsection 6(u) hereof, including, if the Subscriber is an "accredited investor", a fully executed and completed Representation Letter in the form of Schedule 1 in the case of a Alberta, British Columbia, Nova Scotia, Ontario or Saskatchewan subscriber; (c) if the Subscriber is purchasing under Section 6(c)(ii) D., E., F., H. or I. and it is a close personal friend or close business associate, a fully executed and completed Questionnaire in the form of Schedule 2, and if also resident in Saskatchewan, a fully executed and completed Risk Acknowledgement Form in the form of Schedule 3; and (d) a certified cheque, money order, bank draft or wire transfer (as required) payable to "J.F. Mackie & Company Ltd." for the Aggregate Subscription Price or payment of the same amount in such other manner as is acceptable to the Agent.

9.
The sale of the Units pursuant to this Subscription Agreement will be completed at the offices of Bennett Jones LLP, the Corporation's counsel, in Calgary, Alberta at 9:00 a.m. (Calgary time) or such other time as the Corporation and the Agent may agree (the "Closing Time") on July 13, 2007, or such other date or dates as the Corporation and the Agent may agree (the "Closing Date"), it being acknowledged and agreed by the Subscriber that the Corporation may have more than one closing in respect of the Offering.  At the Closing Time, subject to the terms and conditions of the Agency Agreement, the Agent shall deliver to the Corporation: (i) all completed subscription agreements, including this Subscription Agreement; (ii) a duly completed and executed Representation Letter or questionnaire in respect of each subscription (if applicable); and (iii) all other documents as the Corporation or its counsel may reasonably request.

10.
The Corporation and the Agent shall be entitled to rely on delivery of a facsimile or electronic copy of executed subscriptions, and acceptance by the Corporation of such facsimile or electronic subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.  In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

General

11.
Throughout this Subscription Agreement, if the Subscriber is contracting on behalf of another person or persons, all representations, warranties, covenants, acknowledgements, confirmations and statements made by the Subscriber hereunder, including the Schedules, shall be true with respect to such person or persons on whose behalf the Subscriber is contracting as if such representations, warranties, covenants, acknowledgments, confirmations or statements were made directly by such person or persons.

12.
The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Units and any subsequent disposition by the Subscriber of the Underlying Securities.  The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation, the Agent and their respective legal counsel in determining the eligibility of a purchaser of Units and the Subscriber agrees to indemnify and save harmless the Corporation and the Agent and their respective affiliates, shareholders, directors, officers, employees, counsel and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof and reliance thereon.  The Subscriber undertakes to immediately notify the Corporation at Red Mile Entertainment, Inc., 4000 Bridgeway, Suite 101, Sausalito, California 95965, Attention: Chester Aldridge (Fax Number (415) 339-4250) and the Agent at J.F. Mackie & Company Ltd., 1550, 335 8th Avenue S.W., Calgary Alberta, Attention: Phil Hodge, Managing Director (Fax Number: (403) 218-6376), of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

13.
The Subscriber acknowledges that the Agent has been appointed by the Corporation to act as the exclusive Agent of the Corporation to offer the Units offered under the Offering on a private placement basis and, in connection therewith, the Corporation and the Agent have entered into or will, prior to the Closing Time, enter into the Agency Agreement pursuant to which the Agent, in connection with the issue and sale of the Units, will receive a fee from the Corporation.  The Subscriber hereby irrevocably authorizes the Agent:  (a) to act as its representative at the closing in respect of this subscription and to execute in its name and on its behalf all closing receipts and documents required; (b) to complete or correct any errors or omissions in any form or document provided by the Subscriber in respect of this subscription; (c) to receive on its behalf certificates and/or agreements representing the Units purchased under this Subscription Agreement; (d) to approve any opinions, certificates or other documents addressed to the Subscriber; (e) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained in the Agency Agreement; and (f) to exercise any rights of termination contained in the Agency Agreement.

14.
The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Units to the Subscriber hereunder shall be borne by the Subscriber.

15.	Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

16.	The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

17.
The contract arising out of this Subscription Agreement and all documents relating thereto, which by common accord has been or will be drafted in English, shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein excluding reference to conflicts of laws principles.  The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Alberta.  Time shall be of the essence hereof.

18.
The Subscriber acknowledges its consent and requests that this Subscription Agreement and all documents evidencing or relating in any way to the purchase of the Units be drawn up in the English language only.  Le souscripteur reconnaît par les présentes avoir consenti et demandé que cette convention de souscription et tous les documents faisant foi ou se rapportant de quelque manière à l'achat des titres soient rédigés en anglais seulement.

19.
This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

20.
The funds representing the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada).  To the best of the Subscriber's knowledge, none of the subscription funds to be provided by the Subscriber (a) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (b) are being tendered on behalf of a person or entity who has not been identified to the Subscriber.  The Subscriber will promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and will provide the Corporation with appropriate information in connection therewith.

21.
The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby and shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

22.
The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

23.	Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

24.	Neither party may assign all or part of its interest in or to this Subscription Agreement without the consent of the other party in writing.

25.	In this Subscription Agreement (including the Schedules hereto), references to "$" are to United States dollars unless explicitly stated otherwise.

PRIVACY NOTICE

This Subscription Agreement and the Schedules hereto require the Subscriber to provide certain personal information to the Corporation.  Such information is being collected by the Corporation for the purposes of completing the sale of the Units to the Subscriber, which includes, without limitation, determining the eligibility of the Subscriber to purchase the Units under applicable securities laws, preparing and registering certificates representing the Underlying Securities to be issued hereunder and completing filings required under applicable securities legislation, regulations, rules, policies or orders or by any other securities regulatory authority.

In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation's relationship with the Subscriber.  For example, such personal information may be used by the Corporation to communicate with the Subscriber (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with the Corporation's obligations under taxation, securities and other laws (such as maintaining a list of holders of shares).

In connection with the foregoing, the personal information of the Subscriber may be disclosed by the Corporation to: (i) securities regulatory or taxation authorities, (ii) the Corporation's registrar and transfer agent, if any, and (iii) any of the other persons involved in the Offering, including legal counsel, and may be included in record books prepared in respect of the Offering.

By executing this Subscription Agreement, the Subscriber hereby consents to the collection, use and disclosure of such personal information.  The Subscriber also consents to the filing of copies or originals of any of the documents provided to the Corporation by or on behalf of the Subscriber with any securities regulatory authority in relation to the transactions contemplated by this Subscription.

If it is a resident of or otherwise subject to applicable securities laws of Ontario, the Subscriber acknowledges that it has been notified by the Corporation (a) of the delivery to the Ontario Securities Commission (the "OSC") of the full name, residential address and telephone number of the Subscriber, the number and type of securities purchased, the total purchase price in United States funds, the exemption relied upon and the date of distribution, and hereby authorizes the delivery of this information to the OSC; (b) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (d) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8 or at (416) 593-8086 regarding any questions about the OSC's indirect collection of this information.

SCHEDULE 1

REPRESENTATION LETTER

(FOR ALBERTA, BRITISH COLUMBIA, NOVA SCOTIA,

ONTARIO AND SASKATCHEWAN ACCREDITED INVESTORS)

TO:                         RED MILE ENTERTAINMENT, INC. (the "Corporation")
AND TO:J.F. MACKIE & COMPANY LTD. (the "Agent")

In connection with the purchase of Units of the Corporation (as that term is defined in the Subscription Agreement) by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Schedule 1), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation and the Agent that:

1.	The Subscriber is resident in or is subject to the laws of Alberta, British Columbia, Nova Scotia,

Ontario or Saskatchewan or, if resident in or subject to a jurisdiction not referred to above, it has complied with the requirements of all applicable securities legislation in the jurisdiction of its residence and the provisions of this Schedule 1 as if it were a resident of Alberta;

2.	The Subscriber is purchasing the Units as principal for its own account or is deemed to be so purchasing pursuant to NI 45-106, as defined below);

3.
The Subscriber is an "accredited investor" within the meaning of National Instrument 45-106 entitled "Prospectus and Registration Exemptions" ("NI 45-106") by virtue of satisfying the indicated criterion as set out in Appendix "A" to this Representation Letter;

4.
The Subscriber has not been created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI 45-106, which is reproduced in Appendix "A" to this Representation Letter; and

5.	Upon execution of this Schedule 1 by the Subscriber, this Schedule 1 shall be incorporated into and form a part of the Subscription Agreement.

Dated:  _________________________, 2007.

_______________________________________________
Print name of Subscriber

By:      _______________________________________________
Signature

__________________________________________
Print name of Signatory (if different from Subscriber)

__________________________________________
Title

IMPORTANT:  PLEASE INITIAL THE CATEGORY OR CATEGORIES
IN APPENDIX "A" ON THE NEXT PAGE THAT DESCRIBE YOU

APPENDIX "A"

TO SCHEDULE 1

PLEASE MARK YOUR INITIALS OR PLACE A CHECKMARK BESIDE THE CATEGORY OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.

Accredited Investor - (defined in National Instrument 45-106) means:

(a) a Canadian financial institution, or a Schedule III bank;
(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)  a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)  a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g)  a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)  an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(k)  an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraph (t) below, which must be initialled.)

(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)  an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment];

(o)  an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)  a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)  a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)  a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)  a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(Note: if you are purchasing as an individual accredited investor paragraphs (j), (k) or (l) above must be initialled rather than paragraph (t).)
(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

(v)  a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

NOTE:   The investor must initial or place a checkmark beside the applicable portion of the above definition.

For the purposes hereof:

(a)	"affiliate" - an issuer is an affiliate of another issuer if

(i)	one of them is the subsidiary of the other, or

(ii)	each of them is controlled by the same person;

(b)	"bank" means a bank named in Schedule I or II of the Bank Act (Canada);

(c)	"beneficial ownership" of securities by a person occurs

(i)	for the purposes of British Columbia, Saskatchewan, Manitoba and Ontario securities law, when such securities are beneficially owned by

(A)	an issuer controlled by that person; or

(B)	an affiliate of that person or an affiliate of an issuer controlled by that person;

(ii)	for the purposes of Alberta securities law, when such securities are beneficially owned by

(A)	a company controlled by that person or an affiliate of that company;

(B)	an affiliate of that person; or

(C)	through a trustee, legal representative, agent or other intermediary of that person;

(d)	"Canadian financial institution" means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(e)	"consultant" means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(i)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii)	provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(f)	a person (first person) is considered to "control" another person (second person) if

(i)
the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ii)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(iii)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

(g)	"control person" has the same meaning as in securities legislation except in Manitoba and Ontario, where control person means any person that holds or is one of a combination of person that holds

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(h)	"director" means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(i)	"eligibility adviser" means

(i)
a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(j)	"executive officer" means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(iv)	performing a policy-making function in respect of the issuer;

(k)	"financial assets" means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(l)	"foreign jurisdiction" means a country other than Canada or a politician subdivision of a country other than Canada;

(m)	"founder", means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the trade is actively involved in the business of the issuer;

(n)
"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(o)	"individual" means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(ii)	a natural person in the person's capacity as trustee, executor, administrator or other legal representative;

(p)
"investment fund" means a mutual fund or non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution ,and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;

(q)	"jurisdiction" means a province or territory of Canada except when used in the term "foreign jurisdiction";

(r)	"local jurisdiction" means the jurisdiction in which the applicable securities regulatory authority is situate;

(s)	"mutual fund" means:

(i)
for the purposes of Alberta, Saskatchewan, Manitoba and Ontario securities law, an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities;

(ii)	and, for the purposes of British Columbia securities law, also includes

(A)	an issuer described in an order that the British Columbia Securities Commission may make pursuant to section 3.2 of the Securities Act (British Columbia); and

(B)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the British Columbia Securities Commission may make under section 3.1 of the Securities Act (British Columbia);

(t)	"non-redeemable investment fund" means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(u)	"permitted assign" means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(i)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(ii)	a holding entity of the person,

(iii)	an RRSP or a RRIF of the person,

(iv)	a spouse of the person,

(v)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi)	a holding entity of the spouse of the person, or

(vii)	an RRSP or a RRIF of the spouse of the person;

(v)	"person" includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(w)	"regulator" means:

(i)	the Executive Director, as defined under section 1 of the Securities Act (Alberta);

(ii)	the Executive Director, as defined under section 1 of the Securities Act (British Columbia); and

(iii)	such other person as is referred to in Appendix D of National Instrument 14-101 – Definitions;

(x)	"related entity" means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

(y)	"related liabilities" means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(z)	"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(aa)	"securities legislation" means:

(i)	for Alberta, the Securities Act (Alberta) and the regulations and rules under such Act and the blanket rulings and orders issued by the Alberta Securities Commission; and

(ii)	for other Canadian jurisdictions, such other statutes and instruments as are listed in Appendix B of National Instrument 14-101 – Mutual Funds – Definitions and Interpretation;

(bb)	"securities regulatory authority" means:

(i)	the Alberta Securities Commission;

(ii)	in respect of any local jurisdiction other than Alberta, means the securities commission or similar regulatory authority listed in Appendix C of National Instrument 14-101 – Definitions;

(cc)	"spouse" means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(dd)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

(ee)	"voting security" means any security which:

(i)	is not a debt security; and

(ii)	carries a voting right either under all circumstances or under some contingency that has occurred and is continuing.

SCHEDULE 2

Close Personal Friend and/or Close Business Associate Questionnaire

To be completed by Subscribers to whom section 6(c)(ii) D, E, F, H or I of the Subscription Agreement applies.

Name of director, senior officer, control person or founder:

Length of Relationship:

Prior Business Dealings:

Details of Relationship:

The undersigned understands that the Corporation and the Agent are relying on this information in determining to sell securities to the undersigned in a manner exempt from the prospectus and registration requirements of the applicable securities laws.

The undersigned has executed this Questionnaire as of the ____ day of, 2007.

If a Corporation, Trust, Partnership or other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Person Signing

Title of Person Signing

SCHEDULE 3

RISK ACKNOWLEDGMENT FORM

FORM 45-106F5

SASKATCHEWAN CLOSE PERSONAL FRIENDS AND CLOSE BUSINESS ASSOCIATES

WARNING

I acknowledge that this is a risky investment:

•	I am investing entirely at my own risk.

•	No securities regulatory authority has evaluated or endorsed the merits of these securities.

•	I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.

•	I will not be able to sell these securities for 4 months.

•	I could lose all the money I invest.

•	I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus.

I am investing $____________ in total; this includes any amount obliged to pay in future.

I am a close personal friend or close business associate of __________________________ [state name], who is a ___________________________ [state title-founder, director, executive officer or control person] of Red Mile Entertainment, Inc. or _______________________________ [state name of "affiliate" of Red Mile Entertainment, Inc.]

I acknowledge that I am purchasing based on my close relationship with __________________________________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Purchaser Print name of Purchaser

Sign 2 copies of this document.  Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

•	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

•	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities.  Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

The issuer of your securities is a non-reporting issuer

A non-reporting issuer does not have to publish financial information or notify the public of changes in its business. You may not receive ongoing information about this issuer. You can only sell the securities of a non-reporting issuer in very limited circumstances. You may never be able to sell these securities.

The securities you are buying are not listed

The securities you are buying are not listed on any stock exchange, and they may never be listed.  There may be no market for these securities. You may never be able to sell these securities.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.